ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

November 9, 2006

Argenta Systems, Inc.
12/F, Shanxi Zhengquan Building
Gaoxin 2nd Road
Xian, Shanxi Province, China

Re:  Legal Opinion Regarding Proxy and Voting Agreement

Dear Sirs:

We are lawyers licensed to practice the laws of the People's Republic of China ("PRC") and are qualified to issue this opinion. We have been requested by your firm to issue this opinion as follows:

I.
The validity, enforceability and sufficiency of the Proxy and Voting Agreement (“Proxy Agreement”) dated August 25, 2006 by and among Shiming Management & Consulting Co., Ltd. and shareholders of Shanxi Shiming Science and Technology Joint Stock Co., Ltd (the “Company”) under the laws of the PRC:

There are about 3,800 shareholders of the Company. As of the date hereof, a number of shareholders who own in total no less than 95% of the Company (the “Signing Shareholders”) entered into a Proxy Agreement dated January 15, 2006 to designate Shiming Management & Consulting Co., Ltd. (the “WFOE”), a company owned by Shiming (Cayman) Co., Ltd. (the “Cayman Co.”), and/or a trustee appointed by the Cayman Co., as proxy holder of the shares the Signing Shareholders have in the Company. The WFOE entered into a Voting Trust Agreement dated January 24, 2006 on behalf of the Signing Shareholders to designate the shares of the U.S. shell company, which the Signing Shareholders will be the beneficial owners of, as a result of share exchange between the U.S. shell company and the Cayman Co., to an individual appointed by the Cayman Co., to be their trustee in the U.S. shell company.

Under Chinese law, shareholders’ rights are individual “property rights” in nature. Each of the shareholders has the right to assign such shareholder’s own rights to another individual or company on a voluntary basis. With assignments to it of the rights of over 95% of the shareholders, the WFOE, being the subsidiary of Cayman Co., will be able to sign a share exchange agreement with the U.S. shell company.

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

II.
The cause of action the non-signing shareholders may have, if any, and the measure of damages they have against (i) the Company, (ii) the shareholders of the Company or (iii) the management of the Company:

Some of the remaining 5% of the shareholders may refuse to sign the Proxy Agreement. They may also bring lawsuits, based upon Article 150, 152 and 153 of the new Chinese Corporate Law (See appendix One), against the management of the Company on either of the cause of action that: 1) the agreements have caused or will cause damages to the Company; or 2) the agreements have caused the shareholders damages due to their loss of their voting interests.

Regarding the first cause of action, under Chinese Corporate Law, when a matter relates to the merger, separation or dissolution of a company, it must be approved by 2/3 of the votes of the attendants at the shareholders’ meeting. In our case, with over 95% of the shareholders signing the Proxy Agreement, there is no legal base for these shareholders to prevail.

Regarding the second cause of action, it is the Company’s position that if these shareholders refuse to sign the Proxy Agreements, they will remain as the shareholders of the Company, and have the same rights as of today. The Company has a set of management contracts with the WFOE, and will still exist as a normal operating business after the reverse takover. The listing process does not affect their rights as shareholders of the Company. It is, therefore, very unlikely that these shareholders have a legal basis to prevail in a lawsuit on the second cause of action.

Even if a Chinese judge recognized the shareholders’ loss of their interests, the assessment of their damages shall be governed by the Chinese General Civil Code. Article 117 of that Code provides that “the wrongdoer shall restore the original status or pay the actual damage if it damages the properties owned by the states, collective or individual……..If the suffered person has other serious damages, the wrongdoer shall pay its damages.”

In our case, some of the shareholders who refuse to sign may claim that their share values (of the Company, not the U.S. shell company) decreased because of other 95% shareholders’ signing of the consents. If that is the case, the management shall “restore the original status”. Specifically speaking, according to the audit report as of December 31, 2004, the Company has a total shareholders’ equity of $17,850,000 USD. If the Company’s book value decreased 10% because of 95% of the shareholders assigning their voting rights, under the “restoration rule” of Article 117 of the Chinese General Civil Code, the management’s liability will be 10% of the share value to these shareholders.

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

In a worst case scenario, if a judge finds that these shareholders suffered “serious damages”, the management’s liability, under the Chinese civil code, will be to “pay its damages”. In our case, if 2% of the shareholders win their lawsuit based on their “serious damages”, their actually loss will be calculated as 2% of the total shareholders’ equity (the book value of the Company).

Neither the Chinese Corporate Law, nor the Company’s Article of Association provides that the Company shall reimburse its management for the damages they caused during the performance of their duties.

Besides the management’s liability, neither the Company nor other shareholders are liable in connection with the shareholders’ action.

III.
Can the voting trustee/agent lawfully be given power of attorney under PRC law to enter into the Stock Purchase Agreement for the shares in the U.S. Shell, and to act as agent to sell shares in the U.S. Shell?

The Chinese General Civil Code provides guidance governing the principal/agent relationship (See Appendix Two). A shareholder’ rights are “personal property rights” in nature. Through a trust agreement, the shareholder can delegate his/her rights, as well as the rights to enter into agreement and sell his/her shares, to the trustee/agent, if the trust agreement is in writing. The trustee/agent shall, however, perform these acts in the shareholder’s name within the scope of the power of agency. The shareholder shall bear civil liability for the agent's acts of agency.

If the trustee/agent’s act beyond the scope of his power of agency or after his power of agency has expired, the trustee/agent shall be liable for that act, unless the shareholder recognizes the act retroactively.

When the trustee/agent’s acts cause the damages of the shareholder, the trustee/agent has to either to restore the original status of the shareholder, or pay the actual damage.

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

The above opinions are advisory in nature. During the cause of the reverse takeover transaction, we will provide additional opinions based upon Chinese laws and regulations.

Yours faithfully,

Allbright Law Offices

By:	/s/ Steve Zhu
Attorney at Law/Partner Direct line: (021)-61059116

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

Appendix One:

Relevant excerpt of the Chinese new Corporate Law, effective January 1, 2006:

Article 150: During the course of the performance of their duties, if the directors and senior management personnel violate of laws, regulations or article of incorporation, and cause the company’s damages, they shall take the liabilities.

Article 152: If the directors and senior management personnel conducted the wrong doing described as article 150, shareholders are entitle to file the lawsuit at the People’s Court.

Article 153: If directors and senior management personnel violate laws, regulations as well as the article of incorporation, which causes a loss of shareholders’ interests, shareholders are entitled to file a lawsuit at the People’s Court.

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

Appendix Two

Relevant excerpt of the Chinese General Civil Code

Article 63. Citizens and legal persons may perform civil juristic acts through agents.

An agent shall perform civil juristic acts in the principal's name within the scope of the power of agency. The principal shall bear civil liability for the agent's acts of agency.
An agent shall perform civil juristic acts in the principal's name within the scope of the power of agency. The principal shall bear civil liability for the agent's acts of agency.

Article 65. A civil juristic act may be entrusted to an agent in writing or orally. If legal provisions require the entrustment to be written, it shall be effected in writing.

Where the entrustment of agency is in writing, the power of attorney shall clearly state the agent's name, the entrusted tasks and the scope and duration of the power of agency, and it shall be signed or sealed by the principal.

If the power of attorney is not clear as to the authority conferred, the principal shall bear civil liability towards the third party, and the agent shall be held jointly liable.

Article 66. The principal shall bear civil liability for an act performed by an actor with no power of agency, beyond the scope of his power of agency or after his power of agency has expired, only if he recognizes the act retroactively. If the act is not so recognized, the performer shall bear civil liability for it. if a principal is aware that a civil act is being executed in his name but fails to repudiate it, his consent shall be deemed to have been given.

An agent shall bear civil liability if he fails to perform his duties and thus causes damage to the principal.

If an agent and a third party in collusion harm the principal's interests, the agent and the third party shall be held jointly liable.

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

If a third party is aware that an actor has no power of agency, is overstepping his power of agency, or his power of agency has expired and yet joins him in a civil act and thus brings damage to other people, the third party and the actor shall be held jointly liable.

Article 69. An entrusted agency shall end under any of the following circumstances:

(1) when the period of agency expires or when the tasks entrusted are completed;
(2) when the principal rescinds the entrustment or the agent declines the entrustment;

(3) when the agent dies;

(4) when the principal loses his capacity for civil conduct; or

(5) when the principal or the agent ceases to be a legal person.